UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2024

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6551 Park of Commerce Boulevard, N.W., Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)
(561) 998-2232
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:
    Title of each class                 Trading Symbol         Name of each exchange on which registered
Common stock, par value $0.0001 per share          CCRN            The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders

(a) On May 14, 2024, the Company held its Annual Meeting of Stockholders (“Annual Meeting”).

(b) The following items of business were voted upon by stockholders at the Annual Meeting:

(i) A proposal to elect the directors listed below for a one-year term ending in 2025 or until their successors are duly elected and qualified was approved with the following vote:

Director	For	Against	Abstentions	Broker Non-Votes
Kevin C. Clark	28,900,538	796,241	4,207	1,934,784
Dwayne Allen	29,624,102	72,687	4,197	1,934,784
Venkat Bhamidipati	29,533,683	73,844	93,459	1,934,784
W. Larry Cash	28,928,170	768,626	4,190	1,934,784
Gale Fitzgerald	25,145,571	4,461,981	93,434	1,934,784
John A. Martins	29,041,721	563,565	95,700	1,934,784
Dr. Janice E. Nevin, MD, MPH	28,814,626	882,196	4,164	1,934,784
Mark Perlberg, JD	28,354,730	1,342,067	4,189	1,934,784

(ii) The ratification of the appointment of Deloitte & Touche as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved as follows:

For	Against	Abstentions	Broker Non-Votes
31,129,700	495,366	10,704	0

(iii) The compensation of named executive officers was approved, on an advisory (non-binding) basis, by the votes set forth below:

For	Against	Abstentions	Broker Non-Votes
28,173,257	1,401,470	126,259	1,934,784

(iv) The approval of the Company's 2024 Omnibus Incentive Plan was approved as follows:

For	Against	Abstentions	Broker Non-Votes
27,695,632	1,872,698	132,656	1,934,784

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Dated:	May 15, 2024	By:	/s/ William J. Burns
Name: William J. Burns
Title: Executive Vice President & Chief Financial Officer